G u i d a n c e | V i s i o n | E x p e r i e n c e	American Beacon Zebra Global Equity FundSM (formerly, American Beacon Zebra Large Cap Equity Fund)	Ticker Symbol: A: AZLAX C: AZLCX Y: AZLYX Institutional: AZLIX Investor: AZLPX

SUMMARY PROSPECTUS	DECEMBER 31, 2012 (supplemented May 17, 2013)

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus and statement of additional information dated December 31, 2012 and most recently supplemented May 17, 2013, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.americanbeaconfunds.com/resource_center/MutualFundForms.aspx. You can also get this information at no cost by calling 800-658-5811 or by sending an email request to americanbeaconfunds@ambeacon.com.

Investment Objective

The Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and on page 50 of under “Choosing Your Share Class” in the prospectus and on page 74 under “Additional Purchase and Sale Information for A Class Shares” in the statement of additional information.

Shareholder Fees
(fees paid directly from your investment)

	Share classes
	A	C	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum deferred sales charge load (as a percentage of the lower of original offering price or redemption proceeds)	None	1.00%	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share classes
	A	C	Y	Institutional	Investor
Management fees	0.35%	0.35%	0.35%	0.35%	0.35%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other expenses	1.80%	1.83%	1.56%	1.49%	1.90%
Acquired Fund Fees and Expense	0.03%	0.03%	0.03%	0.03%	0.03%
Total annual fund operating expenses[1]	2.43%	3.21%	1.94%	1.87%	2.28%
Expense Reduction and Reimbursement	1.11%	1.14%	1.02%	1.05%	1.08%
Total annual fund operating expenses after expense reduction and reimbursement[2]	1.32%	2.07%	0.92%	0.82%	1.20%
[1]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
[2]	The Manager has contractually agreed to reduce and/or reimburse the A Class, C Class, Y Class, Institutional Class, and Investor Class of the Fund for Distribution Fees and Other Expenses, as applicable, through December 31, 2013 to the extent that Total Annual Fund Operating Expenses exceed 1.29% for the A Class, 2.04% for the C Class, 0.89% for the Y Class, 0.79% for the Institutional Class, and 1.17% for the Investor Class (excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation). The contractual expense arrangement can be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 year	3 years	5 years	10 years
A	$702	$1,190	$1,703	$3,104
C	$310	$882	$1,579	$3,433
Y	$94	$510	$952	$2,181
Institutional	$84	$486	$913	$2,105
Investor	$122	$608	$1,121	$2,530

Assuming no redemption of shares:

Share Class	1 year	3 years	5 years	10 years
C	$210	$882	$1,579	$3,433

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most

Summary Prospectus | December 31, 2012	1	American Beacon Zebra Global Equity Fund

recent fiscal year, the Fund’s portfolio turnover rate was 66% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities. The Fund will primarily invest in equity securities of large- and mid-capitalization companies from countries represented in the Morgan Stanley Capital International® World Index (“MSCI World Index”). The MSCI® World Index is designed to measure the equity market performance of large- and mid-capitalization companies across twenty-four developed markets countries. Under normal circumstances, the Fund will invest a significant amount of assets outside the United States. In addition to common stocks, preferred stocks, American Depositary Receipts (“ADRs”), and securities convertible into or exchangeable for common stocks, the Fund may also invest in real estate investment trusts (“REITs”) and master limited partnerships (“MLPs”).

The Fund’s sub-advisor, Zebra Capital Management, LLC (“Zebra”), seeks to capture a liquidity premium among fundamentally strong, publicly-traded equities. A liquidity premium is the additional return that may be realized on the sales of securities that are less liquid at the time of purchase. A liquidity premium may exist in public equity markets, as more liquid stocks tend to be priced at a premium, while less liquid stocks are priced at a discount, thus having higher expected appreciation. Despite producing similar levels of earnings and cash flows, these less liquid stocks can often be purchased at lower prices, offering higher expected appreciation. Frequently, a fundamentally-sound stock is less traded because it has temporarily fallen out of favor. Over time, the market may recognize the inherent value of the stock again, where the Fund would stand to benefit from the liquidity premium as the stock’s trading activity and price rise.

Zebra chooses the securities that comprise the Fund’s portfolio first by identifying stocks with strong fundamentals (i.e., earnings, book value, cash flows) that Zebra believes are undervalued in the market relative to their long-term appreciation potential. Zebra then applies the liquidity premium analysis to identify the stocks that trade less frequently than stocks with comparable fundamentals.

Stocks are typically sold when fundamentals deteriorate, trading activity increases relative to changes in a stock’s fundamentals, or Zebra believes there are greater opportunities to capture liquidity premium in other stocks.

On a short-term basis, the Fund may invest cash balances in money market funds or ETFs and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. Zebra may trade forward foreign currency contracts or currency futures in an attempt to reduce the Fund’s risk exposure to adverse fluctuation in currency exchange rates with respect to non-U.S. investments. The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Currency Risk

Foreign currencies may decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Equity Securities Risk

Equity securities generally are subject to market risk. The Fund’s investments in equity securities may include U.S. and non-U.S. common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, ADRs, and MLPs. Such investments may expose the Fund to additional risks.

Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in ADRs are subject to certain of the risks associated with investing directly in foreign securities. REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Investments in MLPs are subject to certain risks that differ from investment in common stock. Holders of units in MLPs have more limited rights and may be required to sell their common units at an undesirable time or price. The Fund’s investments in MLPs may also make it more difficult for the Fund to meet the requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

Foreign Currency Forward Risk

Foreign currency forward contracts are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of foreign currency forward contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying the foreign currency forward contract. Not all forward contracts require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Foreign currency forward transactions include risks associated with fluctuations in foreign currency.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

Futures Contract Risk

There may be an imperfect correlation between the changes in market value of the securities or other underlying assets held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contract. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Summary Prospectus | December 31, 2012	2	American Beacon Zebra Global Equity Fund

Investment Risk

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large-Capitalization Companies Risk

The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Liquidity Risk

From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such securities to meet redemption requests or other cash needs, the Fund may not realize the liquidity premium or have to sell at a loss.

Market Events Risk

Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Market Risk

Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. The Fund’s equity investments are subject to stock market risk, which involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. The Fund’s fixed-income investments are subject to the risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to purchase and sell the securities. From time to time, certain investments held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such holdings to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Market Timing Risk

Because the Fund invests in foreign securities, it is particularly subject to the risk of market timing activities. The Fund generally prices foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s determination of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the net asset value of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While the Manager monitors trading in Fund shares, there is no guarantee that it can detect all market timing activities.

Mid-Capitalization Companies Risk

Investing in the securities of medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since medium-sized companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Securities Lending Risk

To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Securities Selection Risk

Securities selected by the Manager or the sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Fund Performance

The bar chart and table below provide an indication of risk by comparing the Fund’s performance with a broad measure of market performance. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper® Global Multi-Cap Value Funds Index, a composite of mutual funds comparable to the Fund. The bar chart does not reflect any charges, which would reduce your return. The chart and the table below show the performance of the Fund’s Investor Class shares for all periods. The Fund began offering A Class shares, Y Class shares, Institutional Class shares and Investor Class shares on June 1, 2010; and C Class shares on September 1, 2010. Performance for the C Class prior to its inception was that of the Investor Class which had lower expenses and thus higher returns. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Effective December 31, 2012, the Fund changed its name from American Beacon Zebra Large Cap Equity Fund to American Beacon Zebra Global Equity Fund, eliminated its policy to invest at least 80% of its net assets in equity securities of large market capitalization U.S. companies, and adopted its current investment strategy. The performance shown below for periods prior to the implementation of these changes may not be representative of future performance of the Fund under its new policies.

Calendar year total returns for Investor Class Shares

Total Return for the Calendar Year Ended 12/31/111

Summary Prospectus | December 31, 2012	3	American Beacon Zebra Global Equity Fund

[1]	The bar chart previously reflected the performance of the Fund’s Institutional Class shares. The bar chart currently shows the performance of the Fund’s Investor Class shares for consistency with disclosures included in the Fund’s annual reports to shareholders for the period ended August 31, 2012.

The calendar year-to-date total return as of
September 30, 2012 was 11.53%

Highest Quarterly Return: (6/1/10 through 12/31/11)	11.13% (3rd Quarter 2010)
Lowest Quarterly Return: (6/1/10 through 12/31/11)	-16.38% (3rd Quarter 2011)

	Average Annual Total Returns(1)
	For the periods ended December 31, 2011
	Inception Date of Class		Since Inception
Investor Class	6/1/2010	1 Year
Return Before Taxes		-0.53%	10.83%
Return After Taxes on Distributions		-0.64%	10.49%
Return After Taxes on Distributions and Sale of Fund Shares		-0.19%	9.12%

Share class (before taxes)	Inception Date of Class	1 Year	Since Inception
A	6/1/2010	-6.32%	6.67%
C	9/1/2010	-2.32%	10.06%
Y	6/1/2010	-0.30%	11.20%
Institutional	6/1/2010	-0.24%	11.25%

Indices (reflect no deduction for fees, expenses or taxes)	1 Year	Since Inception
Lipper Global Multi-Cap Value Funds Index*	-7.58%	7.99%
MSCI World Index*	-5.54%	8.05%
Russell 1000 Index	1.50%	12.85%
*	Prior to December 31, 2012, the Fund’s primary benchmark was the Russell 1000 Index, an index that measures the performance of the large-cap segment of the U.S. equity universe. The Fund changed its primary benchmark because the Fund changed its name and investment strategy.
[1]	After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor

The Fund’s investment sub-advisor is Zebra Capital Management, LLC.

Portfolio Managers

American Beacon Advisors, Inc.
Gene L. Needles, Jr. President & Chief Executive Officer	Since 2011
Wyatt L. Crumpler Chief Investment Officer	Since Fund Inception (2010)
Adriana R. Posada Senior Portfolio Manager	Since Fund Inception (2010)

Zebra Capital Management, LLC
Roger Ibbotson, Ph.D. Chief Investment Officer	Since Fund Inception (2010)
Eric Stokes Portfolio Manager	Since 2011

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Institutional Class, Investor Class, and Y Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. You also may purchase, redeem or exchange all classes of shares offered in this prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $1,000 for C Class shares, $2,500 for A Class and Investor Class shares, $100,000 for Y Class shares, and $250,000 for Institutional Class shares. The minimum subsequent investment by wire is $500 for A Class, C Class and Investor Class shares. No minimums apply to subsequent investments by wire for other classes of shares. For all classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Summary Prospectus | December 31, 2012	4	American Beacon Zebra Global Equity Fund